UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Consolidated Communications Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

2023 Annual Meeting

Vote by April 30, 2023 11:59 PM ET. For shares held in a Plan, vote by April 26, 2023 11:59 PM ET.



CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
2116 SOUTH 17TH STREET
MATTOON, IL 61938

V02178-P87558

You invested in CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 1, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 1, 2023
9:00 a.m. Central Time

Virtually at:
www.virtualshareholdermeeting.com/CNSL2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items Board Recommends 1. Election of Directors Nominees: For All 01) Robert J. Currey 05) Roger H. Moore 02) Andrew S. Frey 06) Maribeth S. Rahe 03) David G. Fuller 07) Marissa M. Solis 04) Thomas A. Gerke 08) C. Robert Udell, Jr. 2. Ratification of the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm For for the fiscal year ended December 31, 2023.3. Executive Compensation - An advisory vote on the approval of compensation of our named executive officers. For4. Advisory vote on the frequency of future named executive officer compensation votes. 1 Year5. Approval of a proposed amendment to the Company’s Long-Term Incentive Plan to increase the number of shares For issued thereunder by 5,280,000 shares.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.V02179-P87558